                                                                     EXHIBIT 4.2

               9 5/8% Series A Senior Subordinated Note due 2007

No.1                                                                $124,173,000

CUSIP No. 361695AA7

                                   GFSI, INC.

promises to pay to Cede & Co. or registered assigns, the principal sum of one hundred and twenty-four million, one hundred and seventy-three thousand Dollars on March 1, 2007.

Interest Payment Dates: March 1 and September 1

Record Dates: February 15 and August 15

                                   Dated: February 27, 1997

                                   GFSI, INC.

                                   By:    [illegible]
                                      --------------------------------------
                                   Name:
                                   Title:

Trustee's Certificate of Authentication
Dated: February 27, 1997

This is one of the
Notes referred to in the
within-mentioned Indenture:

FLEET NATIONAL BANK,
as Trustee

By: /s/ illegible]
   ------------------------------
     (Authorized Signatory)

     Unless and until it is exchanged in whole or in part for Notes in definitive form, this Note may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository. The Depository Trust Company shall act as the Depository until a successor shall be appointed by the Company and the Registrar. Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as may, be requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as may be requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY Person IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has art interest herein.

     THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(a) INSIDE THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

     Additional provisions of this Note are set forth on the other side of this Note.

                9 5/8% SERIES A SENIOR SUBORDINATED NOTE DUE 2007

     1. Interest. GFSI, Inc. (the "Company") promises to pay interest on the principal amount of the Notes at the rate and in the manner specified below Interest on the Notes will accrue at 9 5/8% per annum from the date this Note is issued until maturity. The Company will pay Liquidated Damages pursuant to
Section 5 of the Registration Rights Agreement referred to below. Interest and Liquidated Damages, if any, will be payable semiannually in cash in arrears on March 1 and September 1 of each year, or if any such day is not a Business Day on the next succeeding Business Day (each, an "Interest Payment Date"). Interest on the Notes will accrue from the most recent date on which interest has been paid or, if no interest has been paid, from the date of original issuance; provided that the first Interest Payment Date shall be September 1, 1997. The Company shall pay interest on overdue principal and premium, if any, from time to time on demand at the interest rate then in effect and shall pay interest on overdue installments of interest and Liquidated Damages, if any, (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

     2. Method of Payment. The Company will pay interest on the Notes (except defaulted interest) and Liquidated Damages to the Persons who are registered holders of Notes at the close of business on the record date for the next Interest Payment Date even if such Notes are cancelled after such record date and on or before such Interest Payment Date. Holders must surrender Notes to a Paying Agent to collect principal payments on such Notes. The Company will pay principal, premium, if any, interest and Liquidated Damages, if any, in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company will pay principal, premium, if any, interest and Liquidated Damages, if any, by wire transfer of immediately available funds to the accounts specified by the Holders or, if no such account is specified, by mailing a check to each such Holder's registered address; provided that payment by wire transfer of immediately available funds will be required with respect to principal, premium, if any, interest and Liquidated Damages, if any, on all Global Notes.

     3. Paying Agent and Registrar. Fleet National Bank (the "Trustee") will initially act as the Paying Agent and Registrar. The Company may appoint additional paying agents or co-registrars, and change the Paying Agent, any additional paying agent, the Registrar or any co-registrar without prior notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

     4. Indenture. The Company issued the Notes under an Indenture, dated as of February 27, 1997 (the "Indenture"), between the Company and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code ss.ss. 77aaa-77bbbb) as in effect on the date of the original issuance of the Notes (the "Trust Indenture Act"). The Notes are subject to, and qualified by, all such terms, certain of which are summarized herein, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of such terms (all capitalized terms not defined herein shall have the meanings assigned them in the Indenture). The Notes are unsecured obligations of the Company limited to $125,000,000 in aggregate principal amount.

     5. Optional Redemption. (a) Except as described in paragraph 5(b) below, the Notes may not be redeemed at the option of the Company prior to March 1, 2002. During the twelve-month period beginning March 1 of the years indicated below, the Notes will be redeemable at the option of the Company, in whole or in part, on at least 30 but not more than 60 days' notice to each Holder of

Notes to be redeemed. at the redemption prices (expressed as percentages of the principal amount) set forth below. plus any accrued and unpaid interest and Liquidated Damages, if any, to the date of redemption:

Year                                                                  Percentage
----                                                                  ----------
 2002 ................................................................104.813%
 2003 ................................................................103.208%
 2004 ................................................................101.604%
 2005 and thereafter .................................................100.000%

     (b) Notwithstanding the foregoing, prior to March 1, 2000, the Company may (but shall not have the obligation to) redeem up to 40% of the original aggregate principal amount of the Notes at a redemption price of 110.000% of the principal amount thereof, plus accrued and unpaid interest and Liquidated Damages, if any, to the redemption date, with the net proceeds of one or more Equity Offerings; provided that at least 60% of the aggregate principal amount of Notes originally issued remain outstanding immediately after the occurrence of any such redemption; and provided, further, that any such redemption shall occur within 60 days of the date of the closing of such Equity Offering.

     6. Mandatory Redemption. Subject to the Company's obligation to make an offer to purchase Notes under certain circumstances pursuant to Sections 4.14 and 4.15 of the Indenture (as described in paragraph 7 below), the Company is not required to make any mandatory redemption, purchase or sinking fund payments with respect to the Notes.

     7. Mandatory Offers to Purchase Notes. (a) Upon the occurrence of a Change of Control (such date being the "Change of Control Trigger Date", each Holder of Notes shall have the right to require the Company to purchase all or any part (equal to $1,000 or an integral multiple thereof) of such Holder's Notes pursuant to an offer (a "Change of Control Offer") at a purchase price in cash equal to 101% of the aggregate principal amount thereof, plus any accrued and unpaid interest and Liquidated Damages, if any, to the date of purchase.

     (b) If the Company or any Restricted Subsidiary consummates one or more Asset Sales and does not use all of the Net Proceeds from such Asset Sales as provided in the Indenture, the Company will be required, under certain circumstances, to utilize the Excess Proceeds from such Asset Sales to offer (an "Asset Sale Offer") to purchase Notes at a purchase price equal to 100% of the principal amount of the Notes, plus any accrued and unpaid interest and Liquidated Damages, if any, to the date of purchase. If the Excess Proceeds are insufficient to purchase all Notes tendered pursuant to any Asset Sale Offer, the Trustee shall select the Notes to be purchased in accordance with the terms of the Indenture.

     (c) Holders may tender all or, subject to paragraph 8 below, any portion of their Notes in a Change of Control Offer or Asset Sale Offer (collectively, an "Offer") by completing the form below entitled "OPTION OF HOLDER TO ELECT PURCHASE."

     (d) The Company shall comply with any tender offer rules under the Exchange Act which may then be applicable, including Rule 14e-1, in connection with an offer required to be made by the Company to repurchase the Notes as a result of a Change of Control or an Asset Sale Trigger Date. To the extent that the provisions of any securities laws or regulations conflict with provisions of this

Indenture, the Company shall comply with applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Indenture by virtue thereof.

     8. Notice of Redemption or Purchase. Notice of an optional redemption or an Offer will be mailed to each Holder at its registered address at least 30 days but not more than 60 days before the date of redemption or purchase. Notes may be redeemed or purchased in part, but only in whole multiples of $1,000 unless all Notes held by a Holder are to be redeemed or purchased. On or after any date on which Notes are redeemed or purchased, interest ceases to accrue on the Notes or portions thereof called for redemption or accepted for purchase on such date.

     9. Denominations, Transfer, Exchange. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples thereof. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. Holders seeking to transfer or exchange their Notes may be required, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not exchange or register the transfer of any Note or portion of a Note selected for redemption or tendered pursuant to an Offer. Also, it need not exchange or register the transfer of any Notes for a period of 15 Business Days before a selection of Notes to be redeemed or between a record date and the next succeeding Interest Payment Date.

     10. Persons Deemed Owners. The registered Holder of a Note may be treated as its owner for all purposes.

     11. Amendments and Waivers. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Notes, and any existing Default (except a payment Default) may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Notes. Without the consent of any Holder, the Indenture or the Notes may be amended to: cure any ambiguity, defect or inconsistency; provide for uncertificated Notes in addition to or in place of certificated Notes; provide for the assumption by another corporation of the Company's obligations to Holders in the event of a merger or consolidation of the Company in which the Company is not the surviving corporation or a sale of substantially all of the Company's assets to such other corporation; comply with the Securities and Exchange Commission's requirements to effect or maintain the qualification of the Indenture under the Trust Indenture Act; provide for additional Guarantees with respect to the Notes; or, make any change that does not materially adversely affect any Holder's rights under the Indenture.

     12. Defaults and Remedies. Events of Default include: default for 30 days in payment of interest on, or Liquidated Damages, if any, with respect to, the Notes; default in payment of principal of, or premium, if any, on the Notes; failure by the Company for 30 days after notice to it to comply with any of its other agreements or covenants in, or provisions of, the Indenture or the Notes; certain defaults under and acceleration prior to maturity of, or failure to pay at maturity, certain other Indebtedness; certain final judgments that remain undischarged; certain judicial findings of unenforceability or invalidity as to any guarantee of the Notes or the disaffirmance or denial by any guarantor of its guarantee of the Notes; and certain events of bankruptcy or insolvency involving the Company or any Restricted Subsidiary that is a Significant Subsidiary. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Notes may declare all the Notes to be immediately due and payable in an amount equal to the principal of, premium. if any. and any accrued and unpaid interest on, and Liquidated Damages, if any, with respect to such Notes; provided, however, that in the case of an Event of Default arising from certain events of bankruptcy or insolvency, the principal of, premium, if any, and any accrued and unpaid interest on, and Liquidated Damages, if any, with respect to the Notes becomes due and payable immediately without further action or notice. Subject to certain exceptions, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power, provided that the Trustee will be under no obligation to exercise any of its rights or powers under the Indenture at the request of Holders unless such Holders have offered to the Trustee security and indemnity satisfactory to it. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may withhold from Holders notice of any continuing default (except a payment Default) if it determines that withholding notice is in their interests. The Company must furnish an annual compliance certificate to the Trustee.

     13. Trustee Dealings with the Company. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or any Affiliate, and may otherwise deal with the Company or any Affiliate, as if it were not Trustee.

     14. No Recourse Against Others. No officer, employee, director, stockholder or Subsidiary of the Company shall have any liability for any Obligations of the Company under the Notes or the Indenture, or for any claim based on, in respect of, or by reason of, such Obligations or the creation of any such Obligation, except, in the case of a Subsidiary, for an express guarantee or an express creation of any Lien by such Subsidiary the Company's Obligations under the Notes. Each Holder by accepting a Note waives and releases all such liability, and such waiver and release is part of the consideration for the issuance of the Notes. The foregoing waiver may not be effective to waive liabilities under the Federal securities law and the Commission is of the view that such a waiver is against public policy.

     15. Additional Rights of Holders of Transfer Restricted Notes. In addition to the rights provided to Holders of Notes under the Indenture, Holders of Transfer Restricted Notes shall have all the rights set forth in the Registration Rights Agreement, dated as of February 27, 1997 among the Company, and Donaldson, Lufkin & Jenrette Securities Corporation and Jefferies & Company, Inc. (the "Registration Rights Agreement").

     16. Successor Substituted. Upon the consolidation or merger by the Company with or into another corporation, or upon the sale, lease, conveyance or other disposition of all or substantially all of its assets to another corporation, in accordance with the Indenture, the corporation surviving any such merger or consolidation (if not the Company) or the corporation to which such assets were sold or transferred to shall succeed to, and be substituted for, and may exercise every right and power of the Company under the Indenture with the same effect as if such surviving or other corporation had been named as the Company in the Indenture.

     17. Governing Law. This Note shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflict of laws provisions thereof.

     18. Authentication. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

     19. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (=Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

     20. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Note Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and have directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers printed on the Notes.

     The Company will furnish to any Holder upon written request and without charge a copy of the Indenture, which has in it the text of this Note in larger type. Request may be made to:

                                   GFSI, Inc.
                              9700 Commerce Parkway
                              Lenexa, Kansas 66219
                         Attention: director of finance
                            Telecopier: (913)752-3336

               9 5/8% Series A Senior Subordinated Note due 2007

     No. 2                                                              $142,000

     CUSIP No. 361695AB5

                                   GFSI, INC.

     promises to pay to Cede & Co. or registered assigns, the principal sum of one hundred and forty-two thousand Dollars on March 1, 2007.

     Interest Payment Dates: March 1 and September ]

     Record Dates: February 15 and August 15

                                             Dated: February 27, 1997

                                             GFSI, INC.

                                             By: /s/ [illegible]
                                                -------------------------------
                                             Name:
                                             Title:

Trustee's Certificate of Authentication
Dated: February 27, 1997

This is one of the
Notes referred to in the
within-mentioned Indenture:

FLEET NATIONAL BANK,
as Trustee


By:          [illegible]
    ------------------------------
         (Authorized Signatory)

     Unless and until it is exchanged in whole or in part for Notes in definitive form, this Note may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository. The Depository Trust Company shall act as the Depository until a successor shall be appointed by the Company and the Registrar. Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as may be requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as may be requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY Person IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

     THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (l)(a) INSIDE THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE FOREIGN REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT OR (d) IN ACCORDANCE
     WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE
     SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

     Additional provisions of this Note are set forth on the other side of this Note.

               9 5/8%: SERIES A SENIOR SUBORDINATED NOTE DUE 2007

     1. Interest. GFSI, Inc. (the "Company" ) promises to pay interest on the principal amount of the Notes at the rate and in the manner specified below. Interest on the Notes will accrue at 9 5/8 per annum from the date this Note is issued until maturity. The Company will pay Liquidated Damages pursuant to
Section 5 of the Registration Rights Agreement referred to below. Interest and Liquidated Damages, if any, will be payable semiannually in cash in arrears on March 1 and September 1 of each year, or if any such day is not a Business Day on the next succeeding Business Day (each, an "Interest Payment Date"). Interest on the Notes will accrue from the most recent date on which interest has been paid or, if no interest has been paid, from the date of original issuance; provided that the first Interest Payment Date shall be September 1, 1997. The Company shall pay interest on overdue principal and premium, if any, from time to time on demand at the interest rate then in effect and shall pay interest on overdue installments of interest and Liquidated Damages, if any, (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

     2. Method of Payment. The Company will pay interest on the Notes (except defaulted interest) and Liquidated Damages to the Persons who are registered holders of Notes at the close of business on the record date for the next Interest Payment Date even if such Notes are cancelled after such record date and on or before such Interest Payment Date. Holders must surrender Notes to a Paying Agent to collect principal payments on such Notes. The Company will pay principal, premium, if any, interest and Liquidated Damages, if any, in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company will pay principal, premium, if any, interest and Liquidated Damages, if any, by wire transfer of immediately available funds to the accounts specified by the Holders or, if no such account is specified, by mailing a check to each such Holder's registered address; provided that payment by wire transfer of immediately available funds will be required with respect to principal, premium, if any, interest and Liquidated Damages, if any, on all Global Notes.

     3. Paying Agent and Registrar. Fleet National Bank (the "Trustee") will initially act as the Paying Agent and Registrar. The Company may appoint additional paying agents or co-registrars, and change the Paying Agent, any additional paying agent, the Registrar or any co-registrar without prior notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

     4. Indenture. The Company issued the Notes under an Indenture, dated as of February 27, 1997 (the "Indenture"), between the Company and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code ss.ss. 77aaa-77bbbb) as in effect on the date of the original issuance of the Notes (the "Trust Indenture Act"). The Notes are subject to, and qualified by, all such terms, certain of which are summarized herein, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of such terms (all capitalized terms not defined herein shall have the meanings assigned them in the Indenture). The Notes are unsecured obligations of the Company limited to $195,000,000 in aggregate principal amount.

     5. Optional Redemption. (a) Except as described in paragraph 5(b) below, the Notes may not be redeemed at the option of the Company prior to March 1, 2002. During the twelve-month period beginning March 1 of the years indicated below, the Notes will be redeemable at the option of the Company, in whole or in part, on at least 30 but not more than 60 days' notice to each Holder of

Notes to be redeemed, at the redemption prices (expressed as percentages of the principal amount) set forth, below. plus any accrued and unpaid interest and Liquidated Damages, if any, to the date of redemption:

Year                                                                  Percentage
----                                                                  ----------
2002 ..................................................................104.813%
2003 ..................................................................103.208%
2004 ..................................................................101.604%
2005 and thereafter ...................................................100.000%

     (b) Notwithstanding the foregoing, prior to March 1, 2000, the Company may (but shall not have the obligation to) redeem up to 40% of the original aggregate principal amount of the Notes at a redemption price of 110.000% of the principal amount thereof, plus accrued and unpaid interest and Liquidated Damages, if any, to the redemption date, with the net proceeds of one or more Equity Offerings; provided that at least 60% of the aggregate principal amount of Notes originally issued remain outstanding immediately after the occurrence of any such redemption; and provided, further, that any such redemption shall occur within 60 days of the date of the closing of such Equity Offering.

     6. Mandatory Redemption. Subject to the Company's obligation to make an offer to purchase Notes under certain circumstances pursuant to Sections 4.14 and 4.15 of the Indenture (as described in paragraph 7 below), the Company is not required to make any mandatory redemption, purchase or sinking fund payments with respond to the Notes.

     7. Mandatory Offers to Purchase Estates. (a) Upon the occurrence of a Change of Control (such date being the "Change of Control Trigger Date"), each Holder of Notes shall have the right to require the Company to purchase all or any part (equal to $1,000 or an integral multiple thereof)of such Holder's Notes pursuant to an offer (a "Change of Control Offer") at a purchase price in cash equal to 101% of the aggregate principal amount thereof, plus any accrued and unpaid interest and Liquidated Damages, if any, to the date of purchase.

     (b) If the Company or any Restricted Subsidiary consummates one or more Asset Sales and does not use all of the Net Proceeds from such Asset Sales as provided in the Indenture, the Company will be required, under certain circumstances, to utilize the Excess Proceeds from such Asset Sales to offer (an "Asset Sale Offer") to purchase Notes at a purchase price equal to 100% of the principal amount of the Notes, plus any accrued and unpaid interest and Liquidated Damages, if any, to the date of purchase. If the Excess Proceeds are insufficient to purchase all Notes tendered pursuant to any Asset Sale Offer, the Trustee shall select the Notes to be purchased in accordance with the terms of the Indenture.

     (c) Holders may tender all or, subject to paragraph 8 below, any portion of their Notes in a Change of Control Offer or Asset Sale Offer (collectively, an "Offer") by completing the form below entitled "OPTION OF HOLDER TO ELECT PURCHASE."

     (d) The Company shall comply with any tender offer rules under the Exchange Act which may then be applicable, including Rule 14e-1, in connection with an offer required to be made by the Company to repurchase the Notes as a result of a Change of Control or an Asset Sale Trigger Date. To the extent that the provisions of any securities laws or regulations conflict with provisions of this

Indenture, Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Indenture by virtue thereof.

     8. Notice of Redemption or Purchase. Notice of an optional redemption or an Offer will be mailed to each Holder at its registered address at least 30 days but not more than 60 days before the date of redemption or purchase. Notes may be redeemed or purchased in part, but only in whole multiples of $1,000 unless all Notes held by a Holder are to be redeemed or purchased. On or after any date on which Notes are redeemed or purchased, interest ceases to accrue on the Notes or portions thereof called for redemption or accepted for purchase on such date.

     9. Denominations, Transfer, Exchange. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples thereof. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. Holders seeking to transfer or exchange their Notes may be required, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not exchange or register the transfer of any Note or portion of a Note selected for redemption or tendered pursuant to an Offer. Also, it need not exchange or register the transfer of any Notes for a period of 15 Business Days before a selection of Notes to be redeemed or between a record date and the next succeeding Interest Payment Date.

     10. Persons Deemed Owners. The registered Holder of a Note may be treated as its owner for all purposes.

     11. Amendments and Waivers. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Notes, and any existing Default (except a payment Default) may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Notes. Without the consent of any Holder, the Indenture or the Notes may be amended to: cure any ambiguity, defect or inconsistency; provide for uncertificated Notes in addition to or in place of certificated Notes; provide for the assumption by another corporation of the Company's obligations to Holders in the event of a merger or consolidation of the Company in which the Company is not the surviving corporation or a sale of substantially all of the Company's assets to such other corporation; comply with the Securities and Exchange Commission's requirements to effect or maintain the qualification of the Indenture under the Trust Indenture Act; provide for additional Guarantees with respect to the Notes; or, make any change that does not materially adversely affect any Holder's rights under the Indenture.

     12. Defaults and Remedies. Events of Default include: default for 30 days in payment of interest on, or Liquidated Damages, if any, with respect to, the Notes; default in payment of principal of, or premium, if any, on the Notes; failure by the Company for 30 days after notice to it to comply with any of its other agreements or covenants in, or provisions of, the Indenture or the Notes; certain defaults under and acceleration prior to maturity of, or failure to pay at maturity, certain other Indebtedness; certain final judgments that remain undischarged; certain judicial findings of unenforceability or invalidity as to any guarantee of the Notes or the disaffirmance or denial by any guarantor of its guarantee of the Notes; and certain events of bankruptcy or insolvency involving the Company or any Restricted Subsidiary that is a Significant Subsidiary. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Notes may declare all the Notes to be immediately due and payable in an amount equal to the principal of, premium, if any, and any accrued and unpaid interest on, and Liquidated Damages, if any, with respect to such Notes; provided, however, that in the case of an Event of Default arising from certain events of bankruptcy or insolvency, the principal of, premium, if any, and any accrued and unpaid interest on, and Liquidated Damages, if any, with respect to the Notes becomes due and payable immediately without further action or notice. Subject to certain exceptions, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power, provided that the Trustee will be under no obligation to exercise any of its rights or powers under the Indenture at the request of Holders unless such Holders have offered to the Trustee security and indemnity satisfactory to it. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may withhold from Holders notice of any continuing default (except a payment Default) if it determines that withholding notice is in their interests. The Company must furnish an annual compliance certificate to the Trustee.

     13. Trustee Dealings with the Company. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or any Affiliate, and may otherwise deal with the Company or any Affiliate, as if it were not Trustee.

     14. No Recourse Against Others. No officer, employee, director, stockholder or Subsidiary of the Company shall have any liability for any Obligations of the Company under the Notes or the Indenture, or for any claim based on, in respect of, or by reason of, such Obligations or the creation of any such Obligation, except, in the case of a Subsidiary, for an express guarantee or an express creation of any Lien by such Subsidiary of the Company's Obligations under the Notes. Each Holder by accepting a Note waives and releases all such liability, and such waiver and release is part of the consideration for the issuance of the notes. The foregoing waiver may not be effective to waive liabilities under the Federal securities law and the Commission is of the view that such a waiver is against public policy.

     15. Additional Rights of Holders of Transfer Restricted Notes. In addition to the rights provided to Holders of Notes under the Indenture, Holders of Transfer Restricted Notes shall have all the rights set forth in the Registration Rights Agreement, dated as of February 27, 1997 among the Company, and Donaldson, Lufkin & Jenrette Securities Corporation and Jefferies & Company, Inc. (the "Registration Rights Agreement").

     16. Successor Substituted. Upon the consolidation or merger by the Company with or into another corporation, or upon the sale, lease, conveyance or other disposition of all or substantially all of its assets to another corporation, in accordance with the Indenture, the corporation surviving any such merger or consolidation (if not the Company) or the corporation to which such assets were sold or transferred to shall succeed to, and be substituted for, and may exercise every right and power of the Company under the Indenture with the same effect as if such surviving or other corporation had been named as the Company in the Indenture.

     17. Governing Law. This Note shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflict of laws provisions thereof.

     18. Authentication. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

     19. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (Custodian), and UIGIMIA (= Uniform Gifts to Minors Act).

     20. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Note Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and have directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers printed on the Notes.

     The Company will furnish to any Holder upon written request and without charge a copy of the Indenture, which has in it the text of this Note in larger type. Request may be made to:

                                   GFSI, Inc.
                              9700 Commerce Parkway
                              Lenexa, Kansas 66219
                         Attention: director of finance
                            Telecopier: (913)752-3336

                      9 5/8% Series A Senior Note due 2007

     No. 3                                                              $685,000

     CUSIP No. 361695AB5

                                   GFSI, INC.

     promises to pay to Pondwave & Co. or registered assigns, the principal sum of six hundred and eighty-five thousand Dollars on March 1, 2007.

     Interest Payment Dates: March 1 and September 1


     Record Dates: February 15 and August 15

                                          Dated: February 27, 1997


                                          GFSI, INC.


                                          By:     [illegible]
                                          -------------------------------------
                                             Name:
                                             Title:

Trustee's Certificate of Authentication

Dated: February 27, 1997

This is one of the
Notes referred to in the
within-mentioned Indenture:

FLEET NATIONAL BANK,
as Trustee


By: /s/        [illegible]
   -------------------------------
(Authorized Signatory)

     THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING

     ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(a) INSIDE THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT OR (d) IN ACCORDANCE
     WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE
     SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE
     SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER SECURITIES APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

                9 5/8% SERIES A SENIOR SUBORDINATED NOTE DUE 2007

     1. Interest. GFSI, Inc. (the "Company") promises to pay interest on the principal amount of the Notes at the rate and in the manner specified below. Interest on the Notes will accrue at 9 5/8% per annum from the date this Note is issued until maturity. The Company will pay Liquidated Damages pursuant to
Section 5 of the Registration Rights Agreement referred to below. Interest and Liquidated Damages, if any, will be payable semiannually in cash in arrears on March 1 and September 1 of each year, or if any such day is not a Business Day on the next succeeding Business Day (each, an "Interest Payment Date"). Interest on the Notes will accrue from the most recent date on which interest has been paid or, if no interest has been paid, from the date of original issuance; provided that the first Interest Payment Date shall be September 1, 1997. The Company shall pay interest on overdue principal and premium, if any, from time to time on demand at the interest rate then in effect and shall pay interest on overdue installments of interest and Liquidated Damages, if any, (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.


     2. Method of Payment. The Company will pay interest on the Notes (except defaulted interest) and Liquidated Damages to the Persons who are registered holders of Notes at the close of business on the record date for the next Interest Payment ate even if such Notes are cancelled after such record date and on or before such Interest Payment Date. Holders must surrender Notes to a Paying Agent to collect principal payments on such Notes. The Company will pay principal, premium, if any, interest and Liquidated Damages, if any, in money of the United States that at the time of payment is legal tender for payment of public private debts. The Company will pay principal, premium, if any, interest and Liquidated: Damages, if any, by wire transfer of immediately available funds to the accounts specified by the Holders or, if no such account's specified, by mailing a check to each such Holder's registered address; provided that payment by wire transfer of immediately available funds will be required with respect to principal, premium, if any, interest and Liquidated Damages, if any, on all Global Notes.


     3. Paying Agent and Registrar. Fleet National Bank (the "Trustee") will initially act as the Paying Agent and Registrar. The Company may appoint additional paying agents or co-registrars, and change the Paying Agent, any additional paying agent, the Registrar or any co-registrar without prior notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.


     4. Indenture. The Company issued the Notes under an Indenture, dated as of February 27, 1997 (the "Indenture"), between the Company and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code ss.ss. 77aaa-77bbbb) as in effect on the date of the original issuance of the Notes (the "Trust Indenture Act"). The Notes are subject to, and qualified by, all such terms, certain of which are summarized herein, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of such terms (all capitalized terms not defined herein shall have the meanings assigned them in the Indenture). The Notes are unsecured obligations of the Company limited to $125,000,000 in aggregate principal amount.

     5. Optional Redemption. (a) Except as described in paragraph 5(b) below, the Notes may not be redeemed at the option of the Company prior to March 1, 2002. During the twelve-month period beginning March 1 of the years indicated below, the Notes will be redeemable at the option of the Company, in whole or in part, on at least 30 but not more than 60 days' notice to each Holder of Notes to be redeemed, at the redemption prices (expressed as percentages of the principal amount) set forth below, plus any accrued and unpaid interest and Liquidated Damages, if any, to the date of redemption:

Year                                                                Percentage
----                                                                ----------
2002..................................................               104.813%
2003 .................................................               103.208%
2004 .................................................               100.604%
2005 and thereafter ..................................               100.000%

     (b) Notwithstanding the foregoing, prior to March 1, 2000, the Company may (but shall not have the obligation to) redeem up to 40% of original aggregate principal amount of the Notes at a redemption price of 110.000% of the principal amount: thereof, plus accrued and unpaid interest and Liquidated Damages, if any, to the redemption date, with the net proceeds of one or more Equity Offerings; provided that at least 60% of the aggregate principal amount of Notes originally issued remain outstanding immediately after the occurrence of any such redemption; and provided, further, that any such redemption shall occur within 60 days of the date We closing of such Equity Offering.

     6. Mandatory Redemption. Subject to the Company's obligation to make an offer to purchase Notes under certain circumstances pursuance to Sections 4.14 and 4.15 of the Indenture (as described in paragraph below), the Company is not required to make any mandatory redemption, purchase or sinking fund payments with respect to the Notes.

     7. Mandatory Offers to Purchase Notes. Upon the occurrence of a Change of Control (such date being the "Change of Control Trigger Date"), each Holder of Notes shall have the right to require the Company to purchase all or any part (equal to $1,000 or an integral multiple thereof) of such Holder's Notes pursuant to an offer (a "Change of Control Offer") at a purchase price in cash equal to 101% of the aggregate principal amount thereof, plus any accrued and unpaid interest and Liquidated Damages, if any, to the date of purchase.

     (b) If the Company or any Restricted Subsidiary consummates one or more Asset Sales and does not use all of the Net Proceeds from such Asset Sales as provided in the Indenture, the Company will be required, under certain circumstances, to utilize the Excess Proceeds from such Asset Sales to offer (an "Asset Sale Offer") to purchase Notes at a purchase price equal to 100% of the principal amount of the Notes, plus any accrued and unpaid interest and Liquidated Damages, if any, to the date of purchase. If the Excess Proceeds are insufficient to purchase all Notes tendered pursuant to any Asset Sale Offer the Trustee shall select the Notes to be purchased in accordance with the terms of the Indenture.

     (c) Holders may tender all or, subject to paragraph 8 below, any portion of their In a Change of Control Offer or Asset Sale Offer (collectively, an "Offer") by completing the form below entitled "OPTION OF HOLDER TO ELECT PURCHASE."

     (d) The Company shall comply with any tender offer rules under the Exchange Act which may then be applicable, including Rule 14e-1, in connection with an offer required to be made by the Company to repurchase the Notes as a result of a Change of Control or an Asset Sale Trigger Date. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Indenture, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Indenture by virtue thereof.

     8. Notice of Redemption or Purchase. Notice of an optional redemption for an Offer will be mailed to each Holder at its registered address at least 30 days but not more than 60 days before the date of redemption or purchase. Notes may be redeemed or purchased in part, but only in whole multiples of $1,000 unless all Notes held by a Holder are to be redeemed or purchased. On or after any date on which Notes are redeemed or purchased interest ceases to accrue on the Notes or portions thereof called for redemption or accepted for purchase on such date.

     9. Denominations, Transfer, Exchange. The Notes Are in registered form without coupons in denominations of $1,000 and integral multiples thereof. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. Holders seeking to transfer or exchange their Notes may be required, among other things to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not exchange or register the transfer of any Note or portion of a Note selected for redemption or tendered pursuant to an Offer. Also, it need not exchange or register the transfer of any Notes for a period of 15 Business Days before a selection of Notes to be redeemed or between a record date and the next succeeding Interest Payment Date.

     10. Persons Deemed Owners. The registered Holder of a Note may be treated as its owner for all purposes.

     11. Amendments and Waivers. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consents of the Holders of at least a majority in principal amount of the then outstanding Notes, and any existing Default (except a payment Default) may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Notes. Without the consent of any Holder, the Indenture or the Notes may be amended to cure any ambiguity, defect or inconsistency; provide for uncertificated Notes in addition to or in place of certificated Notes; provide for the assumption by another corporation of the Company's obligations to Holders in the event of a merger or consolidation of the Company in which the Company is not the surviving corporation or a sale of substantially all of the Company's assets to such other corporation; comply with the Securities and Exchange Commission's requirements to effect or maintain the qualification of the Indenture under the Trust Indenture Act; provide for additional Guarantees with respect to the Notes' or, make any change that does not materially adversely affect any Holder's rights under the Indenture.

     12. Defaults and Remedies. Events of Default include: default for 30 days in payment of interest on, or Liquidated Damages, if any, with respect to, the Notes; default in payment of principal of, or premium, if any, on the Notes; failure by the Company for 30 days after notice to it to comply with any of its other agreements or covenants in, or provisions of, the Indenture or the Notes; certain defaults under and acceleration prior to maturity of, or failure to pay at maturity, certain other Indebtedness; certain final judgments that remain undischarged; certain judicial findings of unenforceability or invalidity as to any guarantee of the Notes or the disaffirmance or denial by any guarantor of its guarantee of the Notes; and certain events of bankruptcy or insolvency involving the Company or any Restricted Subsidiary that is a Significant Subsidiary. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Notes may declare all the Notes to be immediately due and payable in an amount equal to the principal of, premium, if any, and any accrued and unpaid interest on, and Liquidated Damages, if any, with respect to such Notes; provided, however, that in the case of an Event of Default arising from certain events of bankruptcy or insolvency, the principal of, premium, if and any accrued accrued and unpaid interest on. and Liquidated Damages, if any, with respect to the Notes becomes due and payable immediately without further action or notice. Subject to certain exceptions, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power, provided that the Trustee will be under no obligation to exercise any of its rights or powers under the Indenture at the request of Holders unless such Holders have offered to the Trustee security and indemnity satisfactory to it. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may withhold from Holders notice of any continuing default (except a payment Default) if it determines that withholding notice is in their interests. The Company must furnish an annual compliance certificate to the Trustee.

     13. Trustee Dealings with the Company. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, perform services for the Company or any Affiliate, and may otherwise deal with the Company any Affiliate, if it were not Trustee.

     14. No Recourse Against Others. No officcer, employee, director, stockholder or Subsidiary of the Company Shall have any liability for any Obligations of the Company under the Notes or the Indenture, or for any claim based on, in respect of, or by reason of, such Obligations or the creation of Any such Obligation, except, in the case of a Subsidiary, for an express guarantee or an express creation of any Lien by such Subsidiary of the Company's Obligations under the Notes. Each Holder by accepting a Note waives and releases all such liability, and such waiver and release is part of the consideration for the issuance of the Notes. The foregoing waiver may not be effective to waive liabilities under the Federal securities law and the Commission is of the view that such a waiver is against public policy.

     15. Additional Rights of Holders of Transfer Restricted Notes. In addition to the rights provided to Holders of Notes under the Indenture, Holders of Transfer Restricted Notes shall have all the rights set forth in the Registration Rights Agreement, dated as of February 27, 1997 among the Company, and Donaldson, Lufkin & Jenrette Securities Corporation and Jefferies & Company, Inc. (the "Registration Rights Agreement").

     16. Successor Substituted. Upon the consolidation or merger by the Company with or into another corporation, or upon the sale, lease, conveyance or other disposition of all or substantially all of its assets to another corporation. in accordance with the Indenture, the corporation surviving any such merger or consolidation (if not the Company) or the corporation to which such assets were sold or transferred to shall succeed to, and be substituted for, and may exercise every right and power of the Company under the Indenture with the same effect as if such surviving or other corporation had been named as the Company in the Indenture.

     17. Governing Law. This Note shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflict of laws provisions thereof.

     18. Authentication. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

     19. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (=tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (=Custodian), and U/G/M/A (= Uniform Gifts to Minors
Act).

     20. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Note Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and have directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers printed on the Notes.

     The Company will furnish to any Holder upon written request and without charge a copy of the Indenture, which has in it the text of this Note in larger type. Request may be made to:

                                   GFSI, Inc.
                             9700 Commerce Parkway
                              Lenexa, Kansas 66219
                         Attention: director of finance
                           Telecopier: (913) 752-3336